===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                August 27, 2004
                                 ______________

                                 LANTRONIX, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         1-16027               33-0362767
   -----------------------       --------------        -----------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)
       Registrant's telephone number, including area code: (949) 453-3990

          (Former name or former address, if changed since last report)
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


===============================================================================

Item  8.01  Other  Events

          Lantronix, Inc. announced in a press release on September 1, 2004 it filed and served a patent infringement lawsuit against Digi International, Inc. stating Digi is infringing upon Lantronix U.S. Patent No. 6,571,305. A copy of this press release is furnished as
          Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.


Item  9.01  Financial  Statements  and  Exhibits

     (c)     Exhibits

     99.1 Press Release dated September 3, 2004 announcing Lantronix filed and served a patent infringement lawsuit against Digi International, Inc. stating Digi is infringing upon Lantronix U.S. Patent No. 6,571,305.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LANTRONIX,  INC.

Date:  September 3,  2004    By:  /s/  James  W.  Kerrigan
                                  --------------------------
                                  James  W.  Kerrigan
                                  Chief  Financial  Officer

                                  EXHIBIT INDEX
                                  -------------

     99.1 Press Release dated September 1, 2004 announcing Lantronix filed and served a patent infringement lawsuit against Digi International, Inc. stating Digi is infringing upon Lantronix U.S. Patent No. 6,571,305.